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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Lear Corporation's previously filed Registration Statements on Form S-8 File Nos. 33-55783, 33-57237, 33-61739, 333-03383, 333-06209, 333-16413,
         333-16415, 333-28419, 333-59467, 333-62647, 333-78623, 333-94787,
         333-94789 and 333-61670, Form S-3 File Nos. 333-16341, 333-43085 and
         333-38574 and Form S-4 File Nos. 333-81255 and 333-59374.


                                             /s/ ARTHUR ANDERSEN LLP


Detroit, Michigan
  March 14, 2002.